UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 20, 2012

Modine Manufacturing Company
Exact name of registrant as specified in its charter

Wisconsin	1-1373	39-0482000
State or other jurisdiction of incorporation	Commission File Number	I.R.S. Employer Identification Number

1500 DeKoven Avenue, Racine, Wisconsin	53403
Address of principal executive offices	Zip Code

Registrant’s telephone number, including area code:	(262) 636-1200

Check the appropriate below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement

Item 9.01	Financial Statements and Exhibits

Signature

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01	Entry into a Material Definitive Agreement

On April 20, 2012, Modine Manufacturing Company (the "Company" or "Modine") entered into the following agreements:

•
Second Amendment to Amended and Restated Credit Agreement (the “Second Credit Amendment”) dated as of April 20, 2012, with JPMorgan Chase Bank, N.A. (“JPMorgan”), as Administrative Agent, LC Issuer, Swing Line Lender and as a Lender, and U.S. Bank, N.A. and Wells Fargo Bank, N.A. as Syndication Agents and as Lenders, BMO Harris Bank N.A., formerly known as M&I Marshall & Ilsley Bank, as Documentation Agent and as Lender and Associated Bank, N.A. and Comerica Bank (collectively, the “Lenders”).  The Credit Amendment amends Modine’s existing four-year, $145 million multi-currency revolving credit facility dated as of August 12, 2010 (the “Original Credit Agreement”); and

•
Second Amendment to Note Purchase and Private Shelf Agreement (the “Second Note Purchase Amendment”) dated as of April 20, 2012, with Prudential Investment Management, Inc., The Prudential Insurance Company of America and Prudential Retirement Insurance and Annuity Company (collectively the “Noteholders”) pursuant to which the Company and the Note Holders amended their Note Purchase and Private Shelf Agreement dated August 12, 2010 (the “Original Note Purchase Agreement”).

Second Credit Amendment

The following is a summary of the primary provisions of the Second Credit Amendment (with the use of additional defined terms relating specifically to those in the Second Credit Amendment):

•
A provision that was present in the Original Credit Agreement and inadvertently removed during the process of a recent amendment was restored.  The provision adds to permitted Indebtedness an aggregate additional basket of $15 million.

Except for the Modine subsidiaries that guarantee Modine’s obligations under the Original Credit Agreement, there are no material relationships between Modine and any of the other parties to the Original Credit Agreement.

Second Note Purchase Amendment

The following is a summary of the primary provisions of the Second Note Purchase Amendment (with the use of additional defined terms relating specifically to those in the Second Note Purchase Amendment):

•
A provision that was present in the Original Note Purchase Agreement and inadvertently removed during the process of a recent amendment was restored.  The provision adds to permitted Debt an aggregate additional basket of $15 million.

Except for the Modine subsidiaries that guarantee Modine’s obligations under the Original Note Purchase Agreement, there are no material relationships between Modine and any of the other parties to the Original Note Purchase Agreement.

The foregoing descriptions of the Second Credit Amendment and the Second Note Purchase Amendment do not purport to be complete and are qualified in their entirety by reference to the respective amendments, copies of which are attached hereto as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

4.1	Second Amendment to Amended and Restated Credit Agreement

4.2	Second Amendment to Note Purchase and Private Shelf Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

By: /s/ Thomas A. Burke
Thomas A. Burke
President and Chief Executive Officer

By: /s/ Margaret C. Kelsey
Margaret C. Kelsey
Vice President, Corporate Development and General Counsel and Secretary

Date: April 23, 2012

EXHIBIT INDEX

Exhibit No.	Description

4.1	Second Amendment to Amended and Restated Credit Agreement

4.2	Second Amendment to Note Purchase and Private Shelf Agreement